Exhibit 10.1

AMENDMENT NO. 2 TO THE
AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of May 18, 2006

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT among SOTHEBY’S HOLDINGS, INC., a Michigan corporation (“Holdings”), SOTHEBY’S, INC., a New York corporation (the “Company” and, together with Holdings, the “U.S. Borrowers”), OATSHARE LIMITED, a company registered in England and Wales with registration number 01737495 (“Oatshare”), SOTHEBY’S, a company registered in England and Wales with registration number 00874867 (“Sotheby’s” and, together with Oatshare, the “U.K. Borrowers”, and collectively with the U.S. Borrowers, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Foreign Currency Lead Lender.

PRELIMINARY STATEMENTS:

(1)     The Borrowers, the Lenders and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of November 14, 2005, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 3, 2006 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)     The Borrowers and the Lenders have agreed to amend the Credit Agreement to, among other things, increase the Aggregate Commitments of the Lenders from $250 million to $300 million as hereinafter set forth.

(3)     In connection therewith, the Domestic Guarantors have agreed to amend the Domestic Guaranty as set forth in Section 2 hereof.

SECTION 1.   Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)     The definition of “Loan Documents” in Section 1.01 is hereby amended by adding the phrase “and Section 10.01” after the phrase “Articles IV through IX” therein.

(b)     The definition of “Secured Cash Management Agreement” in Section 1.01 is hereby amended by deleting the phrase “any Borrower” therein and replacing such phrase with “Holdings or any of its Subsidiaries”.

(c)     The definition of “Secured Hedge Agreement” in Section 1.01 is hereby amended by (i) deleting the phrase “interest rate” therein and (ii) deleting the phrase “any Borrower” therein and replacing such phrase with “Holdings or any of its Subsidiaries”.

(d)     Article II is hereby amended by adding at the end of such Article a new Section 2.14 to read as follows:

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Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

“Section 2.14 Increase in Revolving Credit Commitments. (a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), Holdings may, on a one-time basis, request an increase in the Revolving Credit Commitments by an amount not exceeding $50,000,000. At the time of sending such notice, Holdings (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(b)     Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(c)     Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify Holdings and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent, the Swing Line Lender, the Foreign Currency Lead Lender and the L/C Issuer (which approvals shall not be unreasonably withheld), Holdings may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d)     Effective Date and Allocations. If the Commitments are increased in accordance with this Section, the Administrative Agent and Holdings shall determine the effective date (the “Commitment Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify Holdings and the Lenders of the final allocation of such increase and the Commitment Increase Effective Date.

(e)     Conditions to Effectiveness of Increase. As a condition precedent to such increase, Holdings shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Commitment Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of each Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Commitment Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in Sections 5.03(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, and (B) no Default exists. The Borrowers shall prepay any Loans outstanding on the Commitment Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.

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Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

(f)     Conflicting Provisions. This Section shall supersede any provisions in Sections 2.13 or 10.01 to the contrary.”

(e)     Schedule 2.01 to the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended and restated in full to read as set forth on Annex A hereto.

SECTION 2.   Amendment to Domestic Guaranty. The Domestic Guaranty is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) Section 1(a) is hereby amended by (i) replacing the phrase “each other Loan Party” in the first sentence thereof with the phrase “Holdings or any of its Subsidiaries”, (ii) replacing the phrase “any other Loan Party” in the second sentence thereof with the phrase “Holdings or any of its Subsidiaries” and (iii) replacing the phrase “such other Loan Party” in the second sentence thereof with the phrase “Holdings or any of its Subsidiaries”.

SECTION 3.   Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received:

(i)     counterparts of this Amendment executed by each Borrower, the Required Lenders and each Lender agreeing to increase its Commitment or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment;

(ii)     the consent attached hereto (the “Consent”) executed by each of the Guarantors;

(iii)     certified copies of (A) the resolutions of each U.S. Borrower evidencing approval for this Amendment and all matters contemplated hereby and (2) each other U.S. Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby;

(iv)     Legal Opinion. A favorable opinion of Weil, Gotshal & Manges LLP, counsel for the Loan Parties, to the effect that this Amendment and the Consent have been duly authorized, executed and delivered by the Loan Parties and confirming its opinions dated November 14, 2005 pursuant to Section 4.01(a)(vii) of the Credit Agreement that have been reasonably requested by the Administrative Agent to be so confirmed, with references therein to the “Credit Agreement” to mean the Credit Agreement, as amended by this Amendment; and

(v)     the Administrative Agent shall have received, for the account of each Lender agreeing to increase its Commitment, a fee equal to 0.20% of the amount of the increase in such Lender’s Commitment effected pursuant to this Amendment.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit

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Agreement, and Section 2 of this Amendment is subject to the provisions of Section 8 of the Domestic Guaranty.

SECTION 4.   Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 5.   Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and each reference in the Domestic Guaranty to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Domestic Guaranty, and each reference in the Notes and each of the other Loan Documents to the “Domestic Guaranty”, “thereunder”, “thereof” or words of like import referring to the Domestic Guaranty, shall mean and be a reference to the Domestic Guaranty, as amended by this Amendment

(b)     The Credit Agreement, the Notes, the Domestic Guaranty and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.   Costs, Expenses, Etc. Each Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 7.   Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.   Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOTHEBY’S HOLDINGS, INC.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

SOTHEBY’S INC.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

OATSHARE LIMITED

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

SOTHEBY’S

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

Signature Page
Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Foreign Currency Lead Lender and Lender

By:	/s/ John Walkiewicz
Name:	John Walkiewicz
Title:	Vice President

Signature Page
Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

LASALLE BANK, N.A., as Lender

By:	/s/ Steven Friedlander
Name:	Steven Friedlander
Title:	S.V.P.

HSBC BANK PLC, as Lender

By:	/s/ Paul Hagger
Name:	Paul Hagger
Title:	Corporate Banking Manager

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By:	/s/ Anthony Lavino
Name:	Anthony Lavino
Title:	Vice President

CITIBANK, N.A., as Lender

By:	/s/ Andrew Cunningham
Name:	Andrew Cunningham
Title:	Vice President

Signature Page
Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

COMERICA BANK, as Lender

By:	/s/ Sarah R. West
Name:	Sarah R. West
Title:	Assistant Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:	/s/ Andy Ballia
Name:	Andy Ballia
Title:	First Vice President

By:	/s/ Ronald Bongiovanni
Name:	Ronald Bongiovanni
Title:	Senior Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Vice President

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By:	/s/ Joseph J. Zautra
Name:	Joseph J. Zautra
Title:	Vice President

Signature Page
Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

ANNEX A

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Total Applicable Percentage
Bank of America, N.A.	$48,000,000.00	16.000000000%
LaSalle Bank, N.A.	$48,000,000.00	16.000000000%
HSBC Bank plc	$48,000,000.00	16.000000000%
The CIT Group/ Business Credit, Inc.	$36,000,000.00	12.000000000%
Citibank, N.A.	$29,000,000.00	9.666666667%
United Overseas Bank Limited	$20,000,000.00	6.666666667%
Comerica Bank	$18,000,000.00	6.000000000%
Israel Discount Bank of New York	$19,000,000.00	6.333333333%
North Fork Business Capital Corporation	$19,000,000.00	6.333333333%
Webster Business Credit Corporation	$15,000,000.00	5.000000000%
Total	$300,000,000	100.000000000%

Annex A–Schedule 2.01
Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

CONSENT

Dated as of May 18, 2006

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY’S PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
SOTHEBY’S.COM, LLC
SOTHEBY’S RES, INC.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

SOTHEBY’S HOLDINGS, INC.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

SOTHEBY’S, INC.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

Consent
Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement

OATSHARE LIMITED

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

SOTHEBY’S

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

SOTHEBY’S FINANCIAL SERVICES, LTD.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

CATALOGUE DISTRIBUTION COMPANY LIMITED

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	EVP & Chief Financial Officer

Consent
Sotheby's — Amendment No. 2 to Amended and Restated Credit Agreement